                                                                    EXHIBIT 10.5


                                SOLOPOINT, INC.

                           1993 INCENTIVE STOCK PLAN

                   (as amended and restated January 21, 1999
                            and September 24, 1999)

        1. Purposes of the Plan. The purposes of this Incentive Stock Plan are
           --------------------
to attract and retain the best available personnel, to provide additional incentive to the employees of SoloPoint, Inc. (the "Company") and to promote the success of the Company's business.

          Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement. The Board also has the discretion to grant Stock Purchase Rights.

        2.  Definitions.  As used herein, the following definitions shall apply:
            -----------

           (a)    "Board" shall mean the Committee, if one has been appointed,
                   -----
or the Board of Directors of the Company, if no Committee is appointed.

           (b)    "Code" shall mean the Internal Revenue Code of 1986, as
                   ----
amended.

           (c)    "Committee" shall mean the Committee appointed by the Board
                   ---------
of Directors in accordance with Section 4(a) of the Plan, if one is appointed.

           (d)    "Common Stock" shall mean the Common Stock of the Company.
                   ------------

           (e)    "Company" shall mean SoloPoint, Inc., a California
                   -------
corporation.

           (f)    "Consultant" shall mean any person who is engaged by the
                   ----------
Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not.

           (g)    "Continuous Status as an Employee, Consultant or Director"
                   -----------------
shall mean the absence of any interruption or termination of service as an Employee, Consultant or Director, as applicable. Continuous Status as an Employee, Consultant or Director shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

           (h)    "Director" shall mean a member of the Board of Directors of
                   --------
the Company.

           (i)    "Employee" shall mean any person, including officers and
                   --------
directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

           (j)    "Incentive Stock Option" shall mean an Option intended to
                   ----------------------
qualify as an incentive stock option within the meaning of Section 422A of the Code.

           (k)    "Nonstatutory Stock Option" shall mean an Option not
                   -------------------------
intended to qualify as an Incentive Stock Option.

           (l)    "Officer" shall mean a person who is an officer of the
                   -------
Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

           (m)    "Option" shall mean a stock option granted pursuant to the
                   ------
Plan.

           (n)    "Optioned Stock" shall mean the Common Stock subject to an
                   --------------
Option.

           (o)    "Optionee" shall mean an Employee, Consultant or Director who
                   --------
receives an Option.

           (p)    "Parent" shall mean a "parent corporation" whether now or
                   ------
hereafter existing, as defined in Section 425(e) of the Code.

           (q)    "Plan" shall mean this 1993 Incentive Stock Plan.
                   ----

           (r)    "Purchaser" shall mean an Employee, Consultant or Director who
                   ---------
exercises a Stock Purchase Right.

           (s)    "Share" shall mean a share of the Common Stock, as adjusted in
                   -----
accordance with Section Il of the Plan.

           (t)    "Stock Purchase Right" shall mean a right to purchase Common
                   --------------------
Stock pursuant to the Plan or the right to receive a bonus of Common Stock for past services.

           (u)    "Subsidiary" shall mean a "subsidiary corporation," whether
                   ----------
now or hereafter existing, as defined in Section 425(f) of the Code.

        3. Stock Subject to the Plan. Subject to the provisions of Section 11 of
           -------------------------
the Plan, the maximum aggregate number of shares under the Plan is One Thousand Five Hundred Forty-Nine Thousand Two Hundred Fifty (1,549,250,250) shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

        4.  Administration of the Plan.
            --------------------------

           (a)  Procedure.
                ---------

                (i) Multiple Administrative Bodies. The Plan may be administered
                    ------------------------------
by different Committees with respect to different groups of Employees and Consultants.

                (ii) Section 162(m). To the extent that the Administrator
                     --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                (iii) Rule 16b-3. To the extent desirable to qualify
                      ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                (iv) Other Administration. Other than as provided above, the
                     --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy applicable laws. The Plan shall be administered by the Board of Directors of the Company.

           (b) Powers of the Board. Subject to the provisions of the Plan, the
               -------------------
Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options or Stock Purchase Rights, to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan;
(iv) to determine the Employees, Consultants or Directors to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Option or Stock Purchase Right; (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

           (c) Effect of Board's Decision. All decisions, determinations and
               --------------------------
interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

        5.  Eligibility.
            -----------

           (a) Options and Stock Purchase Rights may be granted to Employees, Consultants and Directors, provided that Incentive Stock Options may only be granted to Employees. An Employee, Consultant or Director who has been granted an Option or Stock Purchase Right may, if such Employee, Consultant or Director is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s).

           (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

           (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

           (d) The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of consulting services to the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

           (e) The following limitations shall apply to grants of Options to
Employees:

                (i) No Employee shall be granted, in any fiscal year of the Company, Options or Stock Purchase Rights to purchase more than 75,000 Shares. Notwithstanding this limit, however, in connection with an Employee's initial employment, he or she may be granted Options or Stock Purchase Rights to purchase up to an additional 75,000 Shares.

                (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

                (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 5(d)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

        6. Term of Plan. The Plan shall become effective upon the earlier to
           ------------
occur of its adoption by the Board of Directors or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

        7.  Exercise Price and Consideration.
            --------------------------------

           (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board, but shall be subject to the following:

                (i)  In the case of an Incentive Stock Option

                     (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                     (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option or a Stock Purchase Right

                     (A) granted to any person, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

        For purposes of this Section 7(a), in the event that an Option or Stock Purchase Right is amended to reduce the exercise price, the date of grant of such Option or Stock Purchase Right shall thereafter be considered to be the date of such amendment.

           (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or Stock Purchase Right, as reported in the Wall Street Journal.

           (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares of Common Stock which (i) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and
(ii) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) cashless exercise, (6) any combination of such methods of payment, (7) reduction of any liability to Optionee, or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under Sections 408 and 409 of the California General Corporation Law. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California General Corporation Law).

        8.  Options.
            -------

           (a) Term of Option. The term of each Incentive Stock Option shall be
               ---------------
ten (10) years from the date of grant thereof or such shorter term as may be provided in the Incentive Stock Option Agreement. The term of each Option that is not an Incentive Stock Option shall be ten (10) years and one (1) day from the date of grant thereof or such shorter term as may be provided in the Stock Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, (i) if the Option is an Incentive Stock Option, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Stock Option Agreement, or (ii) if the Option is a Nonstatutory Stock Option, the term of the Option shall be five (5) years and one (1) day from the date of grant thereof or such other term as may be provided in the Stock Option Agreement.

           (b)  Exercise of Option.
                ------------------

                (i) Procedure for Exercise: Rights as a Shareholder. Any Option
                    -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. In no event shall an Option be exercised at a rate of less than 20% per year over five years from the date of the grant of the Option.

                 An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5 (b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be avail-able, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (ii) Termination of Status as an Employee, Consultant or
                     ---------------------------------------------------
Director. In the event of termination of an Optionee's Continuous Status as an
--------
Employee, Consultant or Director (as the case may be), such Optionee may, but only within thirty (30) days (or such other period of time not exceeding three
(3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement, exercise the Option to the extent that such Employee, Consultant or Director was entitled to exercise it at the date of such termination. To the extent that such Employee, Consultant or Director was not entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Director does not exercise such Option (which such Employee, Consultant or Director was entitled to exercise) within the time specified herein, the Option shall terminate.

                (iii) Disability of Optionee. Notwithstanding the provisions of
                      ----------------------
Section 8(b) (ii) above, in the event of termination of an Optionee's Continuous Status as an Employee, Consultant or Director as a result of such Employee's or Consultant's disability, such Employee, Consultant or Director may, but only within six (6) months (or such other period of time not exceeding twelve (12) months as is deter-mined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent such Employee, Consultant or Director was entitled to exercise it at the date of such termination. To the extent that such Employee, Consultant or Director was not entitled to exercise the Option at the date of termination, or if such Employee, Consultant or Director does not exercise such Option (which such Employee, Consultant or Director was entitled to exercise) within the time specified herein, the Option shall terminate.

                (iv) Death of Optionee. In the event of the death of an
                     -----------------
Optionee:


                     (A) during the term of the Option who is at the time of his or her death an Employee, Consultant or Director of the Company and who shall have been in Continuous Status as an Employee, Consultant or Director since the date of grant of the Option, the Option may be exercised, at any time within six
(6) months (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by Optionees estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee, Consultant or Director six (6) months (or such other period of time as is determined by the Board at the time of grant of the Option) after the date of death; or

                     (B) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee, Consultant or Director, the Option may be exercised, at any time within six (6) months (or such other period of time as is determined by the Board at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

        9.  Stock Purchase Rights.
            ---------------------

           (a) Rights to Purchase. After the Board of Directors determines that
               ------------------
it will offer an Employee, Consultant or Director a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement or stock bonus agreement, as the case may be, setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement or stock bonus agreement in the form determined by the Board of Directors.

           (b) Issuance of Shares. Forthwith after payment therefor, the Shares
               ------------------
purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

           (c) Repurchase Option. Unless the Board determines otherwise, the
               -----------------
stock purchase agreement or stock bonus agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). If the Board so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Board may determine.

           (d) Other Provisions. The stock purchase agreement or stock bonus
               ----------------
agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

        10. Non-Transferability of Options and Stock Purchase Rights. The
            --------------------------------------------------------
Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

        11. Adjustments Upon Changes in Capitalization or Merger.
            ----------------------------------------------------

           (a) Changes in Capitalization. Subject to any required action by the
               -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, or repurchase of Shares from a Purchaser upon termination of employment, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the numbed of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

           (b) Dissolution or Liquidation. In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

           (c) Merger or Asset Sale. In the event of a merger of the Company
               --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, if the Optionee is a Director, Officer or Consultant, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        12. Time of Granting Options. The date of grant of an Option or Stock
            ------------------------
Purchase Right shall, for all purposes, be the date on which the Board makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee, Consultant or Director to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        13. Amendment and Termination of the Plan.
            -------------------------------------

           (a) Amendment and Termination. The Board may amend or terminate the
               -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, the revisions or amendments shall require approval of the shareholders of the Company as required to satisfy

Sections 162(m) and 422 of the Code (or any successor Rule or statute or other applicable law, Rule or regulation, including the requirements of any exchange or quotation system on which the Commons Stock is listed or quoted).

           (b) Shareholder Approval. If any amendment requiring shareholder
               --------------------
approval under Section 13(a) of the Plan is made subsequent to the first registration of any class of equity securities by the Company under Section 12 of the Exchange Act, such shareholder approval shall be solicited as described in Section 17 of the Plan.

           (c) Effect of Amendment or Termination. Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser (as the case may be) and the Board, which agreement must be in writing and signed by the Optionee or Purchaser (as the case may be) and the Company.

        14. Conditions Upon Issuance of Shares. Shares shall not be issued
            ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Rights unless the exercise of such Option or Stock Purchase Rights and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option or Stock Purchase Rights, the Company may require the person exercising such Option or Stock Purchase Rights to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        15. Reservation of Shares. The Company, during the term of this Plan,
            ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        16. Option, Stock Purchase and Stock Bonus Agreements. Options shall be
            -------------------------------------------------
evidenced by written option agreements in such form as the Board shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a stock purchase agreement or stock bonus agreement in such form as the Board shall approve.

        17. Shareholder Approval.
            --------------------

           (a) Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it must be obtained by the affirmative vote of the holders of a majority of the outstanding shares of the Company, or if such shareholder approval is obtained by written consent, it may be obtained by the written consent of the holders of a majority of the outstanding shares of the Company's capital stock entitled to vote.

           (b) If and in the event that the Company registers any class of equity securities pursuant to Section 12 of the Exchange Act, any required approval of the shareholders of the Company obtained after such registration shall be solicited substantially in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder.

           (c) If any required approval by the shareholders of the Plan itself or of any amendment thereto is solicited at any time otherwise than in the manner described in Section 17(b) hereof, then the Company shall, at or prior to the first annual meeting of shareholders held subsequent to the later of (1) the first registration of any class of equity securities of the Company user Section 12 of the Exchange Act or (2) the granting of an Option hereunder to an officer or director after such registration, do the following:

                (i) furnish in writing to the holders entitled to vote for the Plan substantially the same information which would be required (if proxies to be voted with respect to approval or disapproval of the Plan or amendment were then being solicited) by the rules and regulations in effect under Section 14(a) of the Exchange Act at the time such information is furnished; and

                (ii) file with, or mail for filing to, the Securities and Exchange Commission four copies of the written information referred to in subSection (i) hereof not later than the date on which such information is first sent or given to shareholders.

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